UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

RAYONIER ADVANCED MATERIALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

RAYONIER ADVANCED MATERIALS INC. 1301 RIVERPLACE BLVD SUITE 2300 JACKSONVILLE, FL 32207 Your Vote Counts! RAYONIER ADVANCED MATERIALS INC. 2023 Annual Meeting Vote by May 16, 2023 11:59 PM ET. For shares held in a Plan, vote by May 14, 2023 11:59 PM ET. V06106-P90529 You invested in RAYONIER ADVANCED MATERIALS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 17, 2023. Get informed before you vote View the Annual Report and Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 3, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 17, 2023 5:30 PM EDT The DoubleTree Hotel 1201 Riverplace Boulevard Jacksonville, FL 32207 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. Election of Directors Nominees: 1a. De Lyle W. Bloomquist For 1b. Charles R. Eggert For 1c. David C. Mariano For 2. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to declassify the For Board of Directors. 3. Approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to eliminate the For supermajority v oting provisions. 4. Advisory vote to approve the compensation of our named executive officers as disclosed in our Proxy Statement. For 5. Approval of the Rayonier Advanced Materials Inc. 2023 Incentive Stock Plan. For 6. Ratification of the appointment of Grant Thornton LLP as the independent registered public accounting firm for the For Company for 2023. NOTE: Properly executed proxies will be voted in the manner instructed herein, or if no instruction is provided, then the proxy will be voted “For” all nominees, and “For” Proposals 2, 3, 4, 5 and 6. The named proxies are also authorized, in their discretion, to consider and act upon such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. V06107-P90529